UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Pacific Coast Oil Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PACIFIC COAST OIL TRUST
The Bank of New York Mellon Trust Company, N.A., Trustee
601 Travis Street, 16th Floor
Houston, Texas 77002
June 7, 2023
Dear Unitholder:
You are cordially invited to attend a Special Meeting (“Special Meeting”) of unitholders (“Unitholders”) of Pacific Coast Oil Trust (the “Trust”) to be held virtually by way of a live webcast at https://web.lumiagm.com/224183521, password “pacific2023” (case-sensitive), on Wednesday, July 12, 2023, at 10:00 a.m., Central Daylight Time. The Special Meeting has been called by the Trustee at the request of Shipyard Capital Management LLC and Cedar Creek Partners LLC, who together own more than 10% of the outstanding units of beneficial interest of the Trust (“Trust Units”), pursuant to Section 8.02 of the Amended and Restated Trust Agreement of the Trust, dated as of May 8, 2012 (the “Trust Agreement”). Please find enclosed a notice to Unitholders, a Proxy Statement describing the business to be transacted at the Special Meeting, and a form of proxy card (“Proxy Card”) for use in voting at the Special Meeting.
At the Special Meeting, you will be asked to consider and act upon proposals to approve: (i) the removal of The Bank of New York Mellon Trust Company, N.A. as trustee of the Trust and (ii) an amendment to Section 8.02 of the Trust Agreement requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% in number of the then outstanding Trust Units should any of the proposals submitted at such meeting receive a majority vote in favor.
Prior to the date of the Special Meeting, you will be able to vote at www.voteproxy.com, and the proxy materials will be available at that site. You may also vote prior to the date of the Special Meeting by completing, signing, dating and returning the enclosed Proxy Card in the enclosed postage-paid envelope. You may also vote by telephone at the number set forth on the enclosed Proxy Card. Please consult your Proxy Card for additional information regarding these alternative methods. If your Trust Units are held in “street name,” you should instruct your bank, broker or other nominee to vote your Trust Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.
We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy Card or vote online or by telephone as detailed in the prior paragraph as promptly as possible. It is important that your Trust Units be represented at the Special Meeting, regardless of the number of Trust Units you own.
Very truly yours,
The Bank of New York Mellon Trust Company, N.A., Trustee of Pacific Coast Oil Trust

By:
/s/ Sarah Newell

Sarah Newell
Vice President
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Unitholders to be Held on July 12, 2023:
This notice of meeting and the accompanying proxy statement are available at
https://www.astproxyportal.com/ast/17616.

YOUR VOTE IS IMPORTANT
All Unitholders are cordially invited to attend the Special Meeting virtually via webcast. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy Card as promptly as possible in the enclosed postage-paid envelope or vote online at www.voteproxy.com or by telephone at the number set forth on the enclosed Proxy Card. Returning your Proxy Card or voting online will help the Trustee assure that a quorum will be present at the Special Meeting and avoid the additional expense of duplicate proxy solicitations. Any Unitholder attending the Special Meeting may vote virtually even if he or she has returned the Proxy Card or voted online or by telephone prior to the Special Meeting. If you hold your Trust Units in “street name,” you should instruct your broker how to vote in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

PACIFIC COAST OIL TRUST
The Bank of New York Mellon Trust Company, N.A., Trustee
601 Travis Street, 16th Floor
Houston, Texas 77002
NOTICE OF SPECIAL MEETING OF UNITHOLDERS
To Be Held Wednesday, July 12, 2023
PLEASE TAKE NOTICE THAT a special meeting (the “Special Meeting”) of unitholders (“Unitholders”) of Pacific Coast Oil Trust (the “Trust”), a Delaware statutory trust governed by the terms of the Amended and Restated Trust Agreement of Pacific Coast Oil Trust dated as of May 8, 2012 (the “Trust Agreement”), will be held virtually by way of a live webcast at https://web.lumiagm.com/224183521, password “pacific2023” (case-sensitive), on Wednesday, July 12, 2023, at 10:00 a.m., Central Daylight Time, to consider and act upon proposals (each, a “Proposal” and collectively, the “Proposals”) to approve:
(1)
the removal of The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust; and

(2)
an amendment to Section 8.02 of the Trust Agreement requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% in number of the then outstanding units of beneficial interest of the Trust (“Trust Units”) should any of the proposals submitted at such meeting receive a majority vote in favor.

The Special Meeting will be conducted as a virtual meeting of Unitholders by way of a live webcast through the Lumi/AST Virtual AGM platform (the “Virtual Platform”). You can attend the Special Meeting online at https://web.lumiagm.com/224183521 by clicking “I have a control number” and then entering your unique 11-digit control number located on your Proxy Card and the password “pacific2023” (case-sensitive). You will have the ability to submit questions during the Special Meeting via the Special Meeting website. Guests in attendance at the Special Meeting will not be able to submit questions at the Special Meeting.
If you choose to vote at the Special Meeting rather than through the use of the provided Proxy Card and below instructions, or should you desire to vote at the Special Meeting after completing and submitting the Proxy Card, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Special Meeting, which will become available to you when the voting portion of the Special Meeting opens. Your results will be instantaneously tabulated and included in the final report, which will become available to the Trust once the voting portion of the Special Meeting has closed. Please read “Attending the Special Meeting” beginning on page 6 of the accompanying Proxy Statement (the “Proxy Statement”) for detailed instructions on how to vote at the Special Meeting.
The Proxy Statement provides additional information relating to the matters to be dealt with at the Special Meeting, including detailed instructions for the Special Meeting, and forms a part of this Notice.
The close of business on Monday, May 15, 2023 (the “Record Date”), has been fixed as the record date for the determination of Unitholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof. Only holders of record of Trust Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.
A list of Unitholders entitled to vote at the Special Meeting will be available for inspection by any Unitholder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee’s offices at 601 Travis Street, 16th Floor, Houston, Texas 77002, and also at the Special Meeting.
It is important that your Trust Units be represented at the Special Meeting, regardless of the number of Trust Units you own. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy Card as promptly as possible. You will also be able to vote prior to the Special Meeting at www.voteproxy.com. You may also vote by telephone at the number set forth on the enclosed Proxy Card. Please consult your Proxy Card for additional information regarding these alternative methods.

If your Trust Units are held in “street name,” you should instruct your bank, broker or other nominee to vote your Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. You may revoke your Proxy Card before the Special Meeting as described in this Proxy Statement under the heading “Solicitation and Revocability of Proxies.”
Very truly yours,
The Bank of New York Mellon Trust Company, N.A., Trustee of Pacific Coast Oil Trust

By:
/s/ Sarah Newell

Sarah Newell
Vice President
Houston, Texas
June 7, 2023

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS	1
PROXY STATEMENT	5
SOLICITATION AND REVOCABILITY OF PROXIES	5
ATTENDING THE SPECIAL MEETING	6
VOTING AND QUORUM	8
PROPOSAL ONE – REMOVAL OF THE TRUSTEE	9
PROPOSAL TWO – AMENDMENT TO THE TRUST AGREEMENT TO REQUIRE THE TRUST TO PAY ALL COSTS ASSOCIATED WITH CALLING CERTAIN SPECIAL MEETINGS OF TRUST UNITHOLDERS	10
EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE	11
EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO	11
DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE UNITHOLDERS	13
ADDITIONAL INFORMATION	13
APPENDIX A – FORM OF AMENDMENT TO TRUST AGREEMENT	A-1

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS
The following questions and answers briefly address some questions regarding the Special Meeting and the proposals. These questions and answers may not address all questions that may be important to you as a Unitholder of the Trust. Please refer to the more detailed information contained elsewhere in this Proxy Statement and the other documents referenced in this Proxy Statement.
The Special Meeting
Q:
Why is there a Special Meeting?

A:
The Special Meeting and items to be considered were called by Shipyard Capital Management LLC (“Shipyard Capital”) and Cedar Creek Partners LLC (“Cedar Creek”), who together own more than 10% of the outstanding Trust Units.

Q:
How can I attend the Special Meeting?

A:
The Special Meeting will take place only as a virtual event via a live audiovisual webcast online at https://web.lumiagm.com/224183521. Unitholders will not be able to attend the Special Meeting physically in person.

If you are a registered Unitholder, you received a Proxy Card from the transfer agent, American Stock Transfer & Trust Company, LLC (“AST”). The form contains instructions on how to attend the Special Meeting, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact AST at the phone number or e-mail address below. The AST support contact information is as follows: 1-800-937-5449, or e-mail shareholder info (AST) help@astfinancial.com.
If your Trust Units are registered in the name of your bank, broker or other nominee, you are the “beneficial owner” of those Trust Units and those Trust Units are considered as held in “street name.” If you are a beneficial owner of Trust Units registered in the name of your bank, broker or other nominee, you should have received voting instructions with these proxy materials from that organization rather than directly from AST. Simply complete and mail the voting instruction form to ensure that your vote is counted. You may be eligible to vote your Trust Units electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your voting instruction form as provided thereon. To vote in person at the virtual Special Meeting, you must first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend the Special Meeting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a legal proxy form.
After obtaining a valid legal proxy from your bank, broker or other nominee, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your Trust Units along with your name and e-mail address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received by AST no later than 5:00 p.m., Eastern Daylight Time, on July 5, 2023.
You will receive a confirmation of your registration by e-mail after AST receives your registration materials. You may attend the Special Meeting and vote your Trust Units at https://web.lumiagm.com/224183521 during the meeting. The password for the Special Meeting is “pacific2023” (case-sensitive). Follow the instructions provided to vote. You are encouraged to access the Special Meeting at least 15 minutes prior to the start time, leaving ample time for the check-in. Guests or Unitholders that do not have a control number also may attend the Special Meeting by logging into the Virtual Platform at https://web.lumiagm.com/224183521 and following the instructions at the prompt, but will not be able to vote or submit questions at the Special Meeting.
Even if you plan to attend the Special Meeting, it is recommended that you vote your Trust Units in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.
For more information, please read “Attending the Special Meeting” beginning on page 6.
Q:
How will the Special Meeting be conducted?

A:
The Special Meeting will be conducted online, in a fashion similar to an in-person meeting. You will be able to attend the Special Meeting online and vote your Trust Units electronically by visiting the Virtual Platform at https://web.lumiagm.com/224183521 and following the instructions on your Proxy Card or voting instruction form. The meeting will begin promptly at 10:00 a.m., Central Daylight Time. You are encouraged to access the Special Meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m., Central Daylight Time, and you should allow ample time for the check-in procedures.

Q:
What can I do if I need technical assistance during the Special Meeting?

A:
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual forum log-in page.

Q:
What matters will Unitholders vote on at the Special Meeting?

A:
Unitholders are being asked to consider and act upon proposals to approve: (i) the removal of The Bank of New York Mellon Trust Company, N.A. as trustee of the Trust and (ii) an amendment to Section 8.02 of the Trust Agreement requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% in number of the then outstanding Trust Units should any of the proposals submitted at such meeting receive a majority vote in favor.

Q:
Who may vote at the Special Meeting?

A:
Only holders of record of Trust Units at the close of business on Monday, May 15, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 38,583,158 outstanding Trust Units. Each Trust Unit entitles its holder to one vote on each matter to be voted upon.

Q:
How do I vote my Trust Units registered directly in my name?

A:
You can attend the Special Meeting online and vote at the Special Meeting by following the instructions on the Special Meeting website during the Special Meeting. Prior to the date of the Special Meeting, you will be able to vote at www.voteproxy.com, and the proxy materials will be available at that site. You may also vote prior to the date of the Special Meeting by completing, signing, dating and returning the enclosed Proxy Card in the enclosed postage-paid envelope, or by voting by telephone at the number set forth on the enclosed Proxy Card. Please consult your Proxy Card for additional information regarding these alternative methods.

Q:
How do I vote if my Trust Units are held in the name of my broker (street name)?

A:
If your Trust Units are held in the name of your broker (street name), you should instruct your bank, broker or other nominee to vote your Trust Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

Q:
How do proxies work?

A:
Giving the Trustee your proxy means that you authorize the individuals designated by the Trustee (known as “proxy holders”) to vote your Trust Units at the Special Meeting according to the directions that you provide. Whether or not you are able to attend the Special Meeting, you are urged to vote the enclosed Proxy Card TODAY. If you specify a choice with respect to any item by marking the appropriate box on the Proxy Card, the Trust Units to which that Proxy Card relates will be voted in accordance with that specification. If no specification is made, your Proxy Card will be counted towards meeting the quorum but will not be voted “FOR,” “AGAINST” or “ABSTAIN” with respect to either of the Proposals.

Q:
What is the deadline for submitting proxies?

A:
Proxies can be submitted until the polls are closed at the Special Meeting. However, to be sure that your proxy is received in time to utilize it, please provide your proxy as early as possible.

Q:
May I change my vote?

A:
Yes. Even after you have submitted your proxy, you may change your vote at any time by returning a later dated Proxy Card or voting at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

Q:
What are broker non-votes?

A:
A broker non-vote occurs if a broker or other nominee attending the Special Meeting virtually or by proxy does not have discretionary authority to vote on one or more of the Proposals and has not received voting instructions with respect to each such Proposal. Brokers and other nominees do not have discretion to vote on a Proposal without your instruction. If you do not instruct your broker how to vote on a Proposal, your broker may deliver a non-vote on such Proposal. Because broker non-votes will count in determining the presence of a quorum at the Special Meeting, and therefore will be considered to be present in person or by proxy at the Special Meeting, they will have the effect of a vote “AGAINST” that Proposal.

Q:
What is the quorum required for the Special Meeting?

A:
The presence, virtually or by proxy, of Unitholders who, on the Record Date, held Trust Units representing a majority of the Trust Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will count in determining the presence of a quorum at the Special Meeting.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this Proxy Statement, please vote your Trust Units as soon as possible. You may vote your Trust Units by signing, dating and returning the enclosed Proxy Card, by voting online at www.voteproxy.com, or by voting by telephone at the number set forth on the enclosed Proxy Card. If your Trust Units are held in the name of your broker (street name), you should instruct your bank, broker or other nominee to vote your Trust Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. If you are a registered Unitholder or a street-name Unitholder that has obtained a valid legal proxy and registered in advance to attend the Special Meeting in accordance with the instructions set forth below under “Attending the Special Meeting,” you may also vote virtually at the Special Meeting.

Q:
What if I do not vote?

A:
If you fail to vote by mail, online, by telephone, or virtually at the Special Meeting, it may prevent a quorum from being reached. If you return a properly signed Proxy Card or properly completed voting instruction form, as applicable, but do not indicate how you want to vote, your Proxy Card or voting instruction form, as applicable, will be counted towards meeting the quorum but will not be voted “FOR,” “AGAINST” or “ABSTAIN” with respect to either of the Proposals.

The Proposal to Remove the Trustee of the Trust
Q:
Why am I being asked to vote on the removal of the Trustee?

A:
Shipyard Capital and Cedar Creek, who together own more than 10% of the outstanding Trust Units, requested that the Trustee call a special meeting at which Unitholders would be permitted to vote on the removal of the Trustee pursuant to the Trust Agreement.

Q:
Is the Trustee recommending the removal of itself as trustee?

A:
The Trustee makes no recommendation to Unitholders as to how to vote on this Proposal.

Q:
What is the required vote to approve the removal of the Trustee?

A:
Removal of the Trustee requires the affirmative vote of Unitholders who, as of the Record Date, held Trust Units representing a majority of the Trust Units present in person or by proxy at the Special Meeting (assuming a quorum is present). Accordingly, because abstentions and broker non-votes will count in determining the presence of a quorum at the Special Meeting, and therefore will be considered to be present in person or by proxy at the Special Meeting, abstentions and broker non-votes will have the effect of votes “AGAINST” this Proposal.

The Proposal to Approve an Amendment to the Trust Agreement Regarding Payment of Special Meeting Costs
Q:
What is the proposal to amend the Trust Agreement?

A:
The Trust Agreement currently requires that all costs associated with calling any meeting of the Unitholders will be borne by the Trust, other than a meeting of Unitholders called by Unitholders owning of record not less than 10% of the then outstanding Trust Units, in which case the costs will be borne by the Unitholders that called such meeting. Shipyard Capital and Cedar Creek are proposing to amend the Trust Agreement to require the Trust to bear the costs of any meeting of Unitholders called by Unitholders owning of record not less than 10% of the then outstanding Trust Units, should any of the proposals submitted at such meeting receive a majority vote in favor. If this Proposal is approved, the Trust will bear the costs of the Special Meeting, which are expected to be approximately $250,000. If this Proposal is not approved, Shipyard Capital and Cedar Creek, who called the Special Meeting, along with Unitholders Evergreen Capital Management LLC and Walter Keenan, will bear all the costs associated with calling the Special Meeting.

Q:
Is the Trustee recommending the proposal to amend the Trust Agreement?

A:
The Trustee makes no recommendation to Unitholders as to how to vote on this Proposal.

Q:
What is the required vote to approve the proposed amendment to the Trust Agreement?

A:
Approval of the proposed amendment to the Trust Agreement requires the affirmative vote of Unitholders present in person or by proxy at the Special Meeting who, as of the Record Date, held Trust Units representing at least 75% of the Trust Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes will have the effect of votes “AGAINST” this Proposal.

Q:
Whom do I contact if I have any questions?

A:
If you are a Unitholder and have any questions about how to vote or direct a vote in respect of your Trust Units, please contact InvestorCom, the proxy solicitor, by calling (877) 972-0090.

PACIFIC COAST OIL TRUST
The Bank of New York Mellon Trust Company, N.A., Trustee
601 Travis Street, 16th Floor
Houston, Texas 77002
PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
The trustee, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), of Pacific Coast Oil Trust (the “Trust”) requests your proxy for use at the Special Meeting of holders (“Unitholders”) of units of beneficial interest of the Trust (“Trust Units”) to be held virtually by way of a live webcast through the Lumi/AST Virtual AGM platform (the “Virtual Platform”) at https://web.lumiagm.com/224183521, password “pacific2023” (case-sensitive), on Wednesday, July 12, 2023, at 10:00 a.m., Central Daylight Time (the “Special Meeting”). By signing and returning the enclosed Proxy Card, you authorize the persons named on the Proxy Card to represent you and to vote your Trust Units at the Special Meeting. This Proxy Statement and the Proxy Card were first mailed to Unitholders of the Trust on or about June 7, 2023.
The Special Meeting will be conducted as a virtual meeting of Unitholders by way of a live webcast through the Virtual Platform. You can attend the Special Meeting online at https://web.lumiagm.com/224183521 by clicking “I have a control number” and then entering your unique 11-digit control number located on your Proxy Card and the password “pacific2023” (case-sensitive). You will have the ability to submit questions during the Special Meeting via the Special Meeting website. Guests in attendance at the Special Meeting will not be able to submit questions at the Special Meeting. Please read “Attending the Special Meeting” below.
This solicitation of proxies is made by the Trustee of the Trust, pursuant to the request to the Trustee made by Shipyard Capital Management LLC (“Shipyard Capital”) and Cedar Creek Partners LLC (“Cedar Creek”), who together own more than 10% of the outstanding Trust Units, to call the Special Meeting. Representatives of the Trustee may solicit proxies personally or by telephone or other forms of electronic communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Trust Units that those companies hold of record.
In addition, Shipyard Capital and Cedar Creek have engaged InvestorCom (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. The Proxy Solicitor is expected to cost approximately $25,000, including the fee of the Proxy Solicitor plus certain costs and expenses. Shipyard Capital and Cedar Creek will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor, unless Proposal Two is approved by the Unitholders, in which case the Trust will pay all of the costs associated with calling the Special Meeting. Shipyard Capital and Cedar Creek’s ownership of Trust Units is described below under “Security Ownership of Certain Beneficial Owners and Management.”
If you attend the Special Meeting, you may vote virtually at the Special Meeting. If you are not present virtually at the Special Meeting, your Trust Units can be voted only (1) if you have returned a properly signed Proxy Card or are represented by another proxy, (2) if you vote online at www.voteproxy.com or (3) if you vote by telephone at the number set forth on the Proxy Card. You may revoke your Proxy Card at any time before it is exercised at the Special Meeting by (a) submitting a later-dated Proxy Card to the Trustee by mail or online, (b) delivering written notice of revocation of the Proxy Card to the Trustee, or (c) voting virtually at the Special Meeting. In the absence of any such revocation, Trust Units represented by the persons named on the Proxy Card will be voted at the Special Meeting. Returning your Proxy Card will not limit your right to participate in the Special Meeting and vote your Trust Units. Participating in the Special Meeting does not revoke your Proxy Card unless you also vote at the Special Meeting.

ATTENDING THE SPECIAL MEETING
The Special Meeting will be in a completely virtual format. There will be no physical Special Meeting location. The Special Meeting will be conducted by way of a live webcast through the Virtual Platform with real-time balloting.
Instructions on Voting at the Special Meeting
Registered Unitholders will be able to attend the Special Meeting and vote in real time, provided they are connected to the Internet and follow the instructions in this Proxy Statement.
If your Trust Units are registered in the name of your bank, broker or other nominee, you are a non-registered Unitholder (or “beneficial owner”) of those Trust Units, which are considered to be held in “street name.” Non-registered Unitholders who wish to attend the Special Meeting and vote in real time must carefully follow the instructions in this Proxy Statement and on their voting instruction form. Please read “Non-Registered Unitholders” below. Failure to obtain a valid legal proxy from your bank, broker or other nominee and then to register in advance to attend the Special Meeting will make it impossible to participate in the Special Meeting and will result in the non-registered Unitholder only being able to attend as a guest. Guests will be able to listen to the Special Meeting but will not be able to vote or submit questions.
You are encouraged to log into the Special Meeting at least 15 minutes prior to the commencement of the Special Meeting. You may begin to log into the Special Meeting Virtual Platform beginning at 9:30 a.m., Central Daylight Time, on July 12, 2023. The Special Meeting will begin promptly at 10:00 a.m., Central Daylight Time, on July 12, 2023.
How to Vote
You have two ways to vote your Trust Units:
•
by submitting your Proxy Card or other voting instruction form as per instructions indicated; or

•
during the Special Meeting by online ballot, when called for, through the Virtual Platform.

Registered Unitholders that attend the Special Meeting online will be able to vote by completing a ballot online, when called for, during the Special Meeting through the Virtual Platform.
Beneficial owners who wish to attend the Special Meeting and vote online at the meeting must follow the instructions set forth under “Non-Registered Unitholders” below.
Guests can log into the Special Meeting as set out below or submit questions. Guests will be able to listen to the Special Meeting but will not be able to vote during the Special Meeting.
To Access and Vote at the Special Meeting:
•
Step 1: Log into the Virtual Platform online at https://web.lumiagm.com/224183521

•
Step 2: Follow these instructions:

Registered Unitholders:   Click “I have a control number” and then enter your unique 11-digit control number and password “pacific2023” (case-sensitive). The 11-digit number located on the Proxy Card received from AST is your control number. If you do not have your control number, contact AST support at 1-800-937-5449, or e-mail shareholder info (AST) at help@astfinancial.com. If you use your control number to log into the Special Meeting, any vote you cast at the Special Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Special Meeting.
Guests:   Click “Guest” and then complete the online form.
It is your responsibility to ensure Internet connectivity for the duration of the Special Meeting and you should allow ample time to log into the Virtual Platform before the Special Meeting begins.

Non-Registered Unitholders
If you are a beneficial owner, you should have received a voting instruction form from your bank, broker or other nominee rather than directly from the Trust. Simply complete and mail the voting instruction form as instructed by your bank, broker or other nominee to ensure that your vote is counted. If your bank, broker or other nominee offers Internet or telephone voting, you may vote your Trust Units using one of those methods.
To vote instead at the Special Meeting, you must obtain a valid legal proxy from your bank, broker or other nominee and register in advance with AST in order to get your unique 11-digit control number. Follow the instructions from your bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker or other nominee, to then register to participate in the Special Meeting, you must submit to AST proof of your legal proxy from your bank, broker or other nominee reflecting the number of your Trust Units, along with your name and e-mail address.
Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 1-718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received by AST no later than 5:00 p.m., Eastern Daylight Time, on July 5, 2023. AST will confirm your registration by e-mail. Non-registered Unitholders who have not obtained a valid legal proxy from their bank, broker or other nominee and registered to attend the Special Meeting will not be able to vote at the Special Meeting but will be able to participate as a guest.
You will receive a confirmation of your registration by e-mail after AST receives your registration materials. You may attend the Special Meeting and vote your Trust Units at https://web.lumiagm.com/224183521 during the meeting. The password for the Special Meeting is “pacific2023” (case-sensitive). Follow the instructions provided to vote.
Submission of Questions
You may submit questions during the Special Meeting if you are a registered Unitholder or a beneficial owner who has obtained a valid legal proxy from their bank, broker or other nominee and has registered to attend the Special Meeting. Once logged into the Virtual Platform at https://web.lumiagm.com/224183521, you may type and submit any questions you have where indicated.
Questions pertinent to Special Meeting matters will be answered during the Special Meeting, subject to time constraints and at management’s discretion. Questions regarding personal matters or questions that are not pertinent to Special Meeting matters will not be answered.
If you encounter any difficulties with the Virtual Platform on the day of the Special Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance. Support will be available starting at 8:00 a.m., Central Daylight Time, on July 12, 2023 and will remain available until the Special Meeting has finished.

VOTING AND QUORUM
The only outstanding voting securities of the Trust are the Trust Units. Only Unitholders as of the close of business on the Record Date are entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were 38,583,158 Trust Units outstanding and entitled to be voted at the Special Meeting.
Each outstanding Trust Unit is entitled to one vote. The presence, virtually or by proxy, of Unitholders who, on the Record Date, held Trust Units representing a majority of the Trust Units outstanding as of the Record Date will constitute a quorum at the Special Meeting.
Abstentions and broker non-votes will count in determining the presence of a quorum at the Special Meeting. A broker non-vote occurs if a bank, broker or other nominee attending the Special Meeting in person or submitting a Proxy Card does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.
If you hold your Trust Units in “street name,” you should instruct your bank, broker or other nominee how to vote in accordance with your voting instruction form. Because broker non-votes will count in determining the presence of a quorum at the Special Meeting, and therefore will be considered to be present in person or by proxy at the Special Meeting, if you do not submit your Proxy Card, do not instruct your bank, broker or other nominee how to vote your Trust Units or do not vote virtually at the Special Meeting, it will have the same effect as a vote “AGAINST” each of the Proposals.

PROPOSAL ONE
REMOVAL OF THE TRUSTEE
Background
The Trust is a statutory trust formed in January 2012 under the Delaware Statutory Trust Act pursuant to the Trust Agreement. The Trustee’s offices are located at 601 Travis Street, 16th Floor, Houston, Texas 77002 and its telephone number is (512) 236-6555. The Trust Units are traded in the over-the-counter market under the symbol “ROYTL”.
Section 8.02 of the Trust Agreement requires the Trustee to call a meeting of the Unitholders under certain circumstances at the request of Unitholders holding at least 10% of the then outstanding Trust Units. Section 6.04 of the Trust Agreement provides that the Trustee may be removed at a duly called meeting by the affirmative vote of the holders of a majority of the Trust Units present in person or by proxy at a meeting held in accordance with the requirements of Article VIII of the Trust Agreement.
Pursuant to Section 8.02, Shipyard Capital and Cedar Creek, who together own more than 10% of the outstanding Trust Units, have requested that the Trustee call the Special Meeting and have proposed that the Unitholders remove The Bank of New York Mellon Trust Company, N.A. as trustee of the Trust. Shipyard Capital and Cedar Creek have not named a successor trustee.
Pursuant to Section 6.04 of the Trust Agreement, if the holders of the requisite majority of the Trust Units present virtually or by proxy at the Special Meeting vote to remove the Trustee at the Special Meeting, the Trustee will remain as trustee of the Trust, and will continue to have the rights and obligations as trustee pursuant to the Trust Agreement, until such time that a successor trustee is approved at a subsequent duly held meeting of Unitholders called for such purpose. Under Section 6.05 of the Trust Agreement, nominees for appointment as successor trustee may be made by Pacific Coast Energy Company LP, the trustor of the Trust (“PCEC”), the Trustee or Unitholders owning of record at least 10% of the outstanding Trust Units. Any successor trustee must be a bank or trust company having combined capital, surplus and undivided profits of at least $100,000,000. If a new trustee has not been approved within 60 days following the date of the Special Meeting, a successor trustee may be appointed by any State or Federal District Court having jurisdiction in New Castle County, Delaware, upon the application of any Unitholder, PCEC or the Trustee. If a Unitholder, PCEC or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall, pending the final appointment of a successor trustee, have such powers and duties as the court appointing such temporary trustee shall provide in its order of appointment, consistent with the provisions of the Trust Agreement. Any such temporary trustee need not meet the minimum standards of capital, surplus and undivided profits otherwise required of a successor trustee.
If the Unitholders do not approve Proposal One, the Trustee will remain as trustee of the Trust.
Required Vote
The removal of the Trustee requires the affirmative vote of a majority of the Trust Units present in person or by proxy at the Special Meeting (assuming the presence of a quorum). Because abstentions and broker non-votes will count in determining the presence of a quorum at the Special Meeting, and therefore will be considered to be present in person or by proxy at the Special Meeting, abstentions and broker non-votes will have the effect of votes against this Proposal. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. If the enclosed Proxy Card is returned without instructions on how you wish to vote on Proposal One, your Proxy Card will not be voted “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposal One.
The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal One.

PROPOSAL TWO
AMENDMENT TO THE TRUST AGREEMENT TO REQUIRE THE TRUST TO PAY ALL COSTS ASSOCIATED WITH CALLING CERTAIN SPECIAL MEETINGS OF TRUST UNITHOLDERS
Background, Reasons for and Effect of the Proposed Amendment
Under Section 8.02 of the Trust Agreement, all costs associated with calling any meeting of the Unitholders shall be borne by the Trust other than a meeting of the Unitholders called by Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Unitholders that called such meeting of Unitholders.
Shipyard Capital and Cedar Creek believe it is appropriate that the costs of the Special Meeting be shared by all Unitholders since the benefits of the proposed changes will benefit all Unitholders.
The following sets forth the proposed amendment to Section 8.02 of the Trust Agreement (with additions denoted by bold and italics):
Section 8.02 Call and Notice of Meetings.   Any such meeting of the Trust Unitholders may be called by the Trustee or by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units. The Trustee may, but shall not be obligated to, call meetings of Trust Unitholders to consider amendments, waivers, consents and other changes relating to the Transaction Documents to which the Trust (or the Trustee as trustee of the Trust) is a party. In addition, at the written request of the Delaware Trustee, unless the Trustee appoints a successor Delaware Trustee in accordance with Section 6.05, the Trustee shall call such a meeting but only for the purpose of appointing a successor to the Delaware Trustee upon its resignation. All such meetings shall be held at such time and at such place as the notice of any such meeting may designate. Except as may otherwise be required by any applicable law or by the rules of any securities exchange or quotation system on which the Trust Units may be listed or admitted to trading, the Trustee shall provide notice of every meeting of the Trust Unitholders authorized by the Trustee or the Trust Unitholders calling the meeting, setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting, which notice shall be given in accordance with Section 12.09 of this Agreement not more than 60 nor less than 20 days before such meeting is to be held to all of the Trust Unitholders of record at the close of business on a record date selected by the Trustee (the “Record Date Trust Unitholders”), which shall be not more than 60 days before the date of such notice. If such notice is given to any Trust Unitholder by mail, it shall be directed to such Trust Unitholder at its last address as shown by the ownership ledger of the Trustee and shall be deemed duly given when so addressed and deposited in the United States mail, postage paid. No matter other than that stated in the notice shall be acted upon at any meeting. Only Record Date Trust Unitholders shall be entitled to notice of and to exercise rights at or in connection with the meeting. All costs associated with calling any meeting of the Trust Unitholders shall be borne by the Trust other than a meeting of the Trust Unitholders called by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Trust Unitholders that called such meeting of Trust Unitholders only if every resolution voted on at such meeting fails to receive the affirmative vote of Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy, or if such meeting does not achieve quorum. If the Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units receive a vote in favor of one or more of their proposals by Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy at a meeting where quorum is present, then the costs of such meeting, including all costs of the Trust Unitholders associated with calling the meeting, will be borne by the Trust.
The complete form of the amendment to the Trust Agreement is included as Appendix A to this Proxy Statement.
If the proposal to amend the Trust Agreement is approved, the Trust will bear the costs of the Special Meeting, which are expected to be approximately $250,000. In addition, with respect to future special meetings of Unitholders called by Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, if a resolution or proposal that is the subject of a Unitholder vote requires the affirmative vote of Unitholders owning at least 75% of the outstanding Trust Units, and receives the affirmative vote of Unitholders owning more than 50% but less than 75% of the outstanding Trust Units, all of the costs associated with calling such meeting would be borne by the Trust, even though the resolution or proposal was not approved.
If the proposal is not approved, Shipyard Capital and Cedar Creek, the Unitholders that called the Special Meeting, along with Unitholders Evergreen Capital Management LLC and Walter Keenan, will bear all of the costs associated with calling the Special Meeting.
Required Vote
The amendment to the Trust Agreement in this Proposal Two requires the affirmative vote of Unitholders present in person or by proxy at the Special Meeting who, as of the Record Date, held Trust Units representing at least 75% of the Trust Units outstanding. Consequently, abstentions and broker non-votes will have the effect of votes against this Proposal. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. If the enclosed Proxy Card is returned without instructions on how you wish to vote on Proposal Two, your Proxy Card will not be voted “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposal Two.
The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal Two.
EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE
If the Unitholders do not approve the proposal to remove the Trustee at the Special Meeting under Proposal One, The Bank of New York Mellon Trust Company, N.A. will remain the trustee of the Trust.
EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO
If the Unitholders fail to approve the proposed amendment to the Trust Agreement under Proposal Two, the amendment will not take effect, and the Trust will not be required to pay any of the costs associated with calling the Special Meeting.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers.   The Trust has no directors or executive officers. The Trustee is a corporate trustee that may be removed by the affirmative vote of the holders of not less than a majority of the outstanding Trust Units present in person or by proxy at a meeting at which a quorum is present.
Compliance with Section 16(a) of the Exchange Act.   The Trust has no directors or officers. Accordingly, only holders of more than 10% of the Trust Units are required to file with the SEC initial reports of ownership of Trust Units and reports of changes in such ownership pursuant to Section 16 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based solely on a review of these reports and any such reports furnished to the Trustee, the Trustee is not aware of any person having failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.
Code of Ethics.   The Trust does not have a principal executive officer, principal financial officer, principal accounting officer or controller and has therefore not adopted a code of ethics applicable to such persons.
Audit Committee and Nominating Committee.   Because the Trust does not have a board of directors, it does not have an audit committee, an audit committee financial expert or a nominating committee.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(a) Security Ownership of Certain Beneficial Owners.   The following table sets forth information with respect to each person known to the Trustee to beneficially own more than 5% of the outstanding Trust Units.
Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Evergreen Capital Management LLC 1412 112th Ave NE, Suite 100 Bellevue, WA 98004	3,368,865(2)	8.73%
Shipyard Capital Management LLC 1477 Ashford Ave. #2006 San Juan, PR 00907	3,212,503(2)	8.33%

(1)
Based on 38,583,158 Trust Units outstanding as of the Record Date.

(2)
The information is based on a Schedule 13D/A dated April 4, 2023 filed jointly by Shipyard Capital, Cedar Creek, Walter C. Keenan (“Mr. Keenan”) and Evergreen Capital Management LLC dba Evergreen Gavekal (“Evergreen”). According to the filing, Evergreen has sole voting and dispositive power with respect to 3,368,865 Trust Units, Shipyard Capital has sole voting and dispositive power with respect to 3,212,503 Trust Units, Cedar Creek has sole voting and dispositive power with respect to 1,865,750 Trust Units, and Mr. Keenan has sole voting and dispositive power with respect to 224,113 Trust Units.

(b) Security Ownership of Management.   The Trust has no directors or executive officers. The Trustee does not beneficially own any Trust Units.
(c) Changes in Control.   The Trustee knows of no arrangements which may subsequently result in a change in control of the Trust.
(d) Securities Authorized for Issuance Under Equity Compensation Plans.   The Trust has no equity compensation plans.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
WITH MULTIPLE UNITHOLDERS
As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to Unitholders residing at the same address, unless such Unitholders have notified the Trust of their desire to receive multiple copies of this Proxy Statement.
The Trust will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any Unitholder residing at an address to which only one copy was mailed. Requests for additional copies or to request a single copy of this Proxy Statement for Unitholders sharing an address (if they are receiving multiple copies) should be directed to The Bank of New York Mellon Trust Company, N.A., Trustee, 601 Travis Street, 16th Floor, Houston, Texas 77002, or by phone at (512) 236-6555.
ADDITIONAL INFORMATION
Unitholder Proposals
The Trust does not hold annual meetings of Unitholders. Accordingly, the Trust does not publish a date by which Unitholders must make proposals for inclusion in an annual meeting. Unitholders, or groups of Unitholders, owning not less than 10% of the then outstanding Trust Units, may call special meetings of Unitholders pursuant to the terms of the Trust Agreement to approve any appropriate matter.
Where You Can Find More Information
The Trust Units are traded on the over-the-counter market under the symbol “ROYTL.” The Trust files annual, quarterly and current reports and other information with the Securities and Exchange Commission (the “SEC”). The Trust’s SEC filings are available to the public on the SEC’s website at http://www.sec.gov.
The Trust will provide copies of the reports and other information filed with the SEC to any Unitholder, at the actual cost of reproduction, upon written request to the Trustee, The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002. Copies of these reports may also be found at https://royt.q4web.com/home/default.aspx.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
Trustee of Pacific Coast Oil Trust
/s/ Sarah Newell

Sarah Newell
Vice President

APPENDIX A
FORM OF AMENDMENT TO TRUST AGREEMENT
AMENDMENT NO. 2
TO
AMENDED AND RESTATED TRUST AGREEMENT
OF
PACIFIC COAST OIL TRUST
This Amendment No. 2 (this “Amendment”) to the Amended and Restated Trust Agreement of Pacific Coast Oil Trust dated as of May 8, 2012 (the “Trust Agreement”) is entered into effective as of [•], 2023 by and between WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States with its principal office in Wilmington, Delaware, as Delaware Trustee, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national association organized under the laws of the United States, as Trustee. Capitalized terms used but not defined herein have the meanings ascribed to them in the Trust Agreement.
WHEREAS, at a special meeting (the “Special Meeting”) of the Trust Unitholders held on [•], 2023, the Trust Unitholders approved an amendment to the Trust Agreement as more specifically set forth in the Trust’s Notice of Special Meeting of Unitholders and proxy statement dated [•], 2023;
WHEREAS, for the avoidance of doubt, this Amendment shall apply to the costs associated with calling the Special Meeting itself; and
WHEREAS, the Delaware Trustee and the Trustee desire to amend the Trust Agreement to reflect the amendment approved by the Trust Unitholders at the Special Meeting;
NOW, THEREFORE, in consideration of the above premises, the Delaware Trustee and the Trustee hereby amend the Trust Agreement as follows:
Section 1.   Amendment to Trust Agreement.   The Trust Agreement is hereby amended as follows:
Section 8.02 of the Trust Agreement is hereby amended and restated in its entirety as follows:
Section 8.02    Call and Notice of Meetings:   Any such meeting of the Trust Unitholders may be called by the Trustee or by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units. The Trustee may, but shall not be obligated to, call meetings of Trust Unitholders to consider amendments, waivers, consents and other changes relating to the Transaction Documents to which the Trust (or the Trustee as trustee of the Trust) is a party. In addition, at the written request of the Delaware Trustee, unless the Trustee appoints a successor Delaware Trustee in accordance with Section 6.05, the Trustee shall call such a meeting but only for the purpose of appointing a successor to the Delaware Trustee upon its resignation. All such meetings shall be held at such time and at such place as the notice of any such meeting may designate. Except as may otherwise be required by any applicable law or by the rules of any securities exchange or quotation system on which the Trust Units may be listed or admitted to trading, the Trustee shall provide notice of every meeting of the Trust Unitholders authorized by the Trustee or the Trust Unitholders calling the meeting, setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting, which notice shall be given in accordance with Section 12.09 of this Agreement not more than 60 nor less than 20 days before such meeting is to be held to all of the Trust Unitholders of record at the close of business on a record date selected by the Trustee (the “Record Date Trust Unitholders”), which shall be not more than 60 days before the date of such notice. If such notice is given to any Trust Unitholder by mail, it shall be directed to such Trust Unitholder at its last address as shown by the ownership ledger of the Trustee and shall be deemed duly given when so addressed and deposited in the United States mail, postage paid. No matter other than that stated in the notice shall be acted upon at any meeting. Only Record Date Trust Unitholders shall be entitled to notice of and to exercise rights at or in connection with the meeting. All costs associated with calling any meeting of the Trust Unitholders shall be borne by the Trust other than a meeting of the Trust Unitholders called by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Trust Unitholders that called such meeting of Trust Unitholders only if every resolution voted on at such meeting fails to receive the affirmative vote of Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy, or if such meeting does not achieve quorum. If the Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units receive a vote in favor of one or more of their proposals by Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy at a meeting where quorum is present, then the costs of such meeting, including all costs of the Trust Unitholders associated with calling the meeting, will be borne by the Trust.
Section 2.   Miscellaneous.
A. Agreement in Effect.   Except as hereby amended, the Trust Agreement shall remain in full force and effect.
B. Applicable Law.   This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof.
C. Severability.   If any provisions of this Amendment or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be illegal, invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to Persons or circumstances other than those as to which it is held illegal, invalid or unenforceable shall not be affected thereby, and every remaining provisions of this Amendment shall be valid and enforced to the fullest extent permitted by law.
D. Counterparts.   This Amendment may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.
* * *

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Delaware Trustee
By:
Name:
Title:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:
Name:
Title:
Dated: [•], 2023

0PACIFIC COAST OIL TRUST SPECIAL MEETING OF UNITHOLDERS July 12, 2023THIS PROXY IS BEING SOLICITED ON BEHALF OF THE TRUSTEEThe unitholder(s) hereby appoints Sarah Newell, as proxy, with the power to appoint her substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the units of Pacific Coast Oil Trust that the unitholder(s) is/are entitled to vote at the Special Meeting of Unitholders to be held July 12,2023 online at https://web.lumiagm.com/224183521 (password: pacific 2023), and any adjournment or postponement thereof.(Continued and to be signed on the reverse side)1.114475

SPECIAL MEETING OF UNITHOLDERS OFPACIFIC COAST OIL TRUSTJuly 12, 2023GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Proxy Statement and Proxy Cardare available at https://www.astproxyportal.com/ast/17616Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.00030300000000000000 8062723 1.To remove The Bank of New York Mellon Trust Company, N.A., as trustee of Pacific Coast Oil Trust.2.To approve an amendment to Section 8.02 of the Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated as of May 8, 2012, requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% in number of the then outstanding units of beneficial interest of the Trust should any of the proposals submitted at such meeting receive a majority vote in favor. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL NOT BE VOTED.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.